EXECUTION VERSION SECOND AMENDMENT TO CREDIT AGREEMENT SECOND AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of August 3, 2020, by and among LIVENT CORPORATION, a Delaware corporation (“Livent”), FMC LITHIUM USA CORP., a Delaware corporation (together with Livent, collectively, the “Borrowers” and, each, a “Borrower”), the Guarantors (as defined below), the lenders and issuing banks listed on the signature pages hereof under the heading “Lenders” (the “Lenders”) and CITIBANK, N.A., as administrative agent (in such capacity, the “Administrative Agent”) for the Lenders. W I T N E S S E T H: WHEREAS, the Borrowers, the guarantors party thereto from time to time (the “Guarantors”), the lenders from time to time party thereto and the Administrative Agent are party to that certain Credit Agreement, dated as of September 28, 2018 (as amended by the First Amendment to Credit Agreement, dated as of May 6, 2020, the “Existing Credit Agreement”; the Existing Credit Agreement, as amended by this Amendment, the “Amended Credit Agreement”). WHEREAS, the Borrowers and the Administrative Agent wish to amend certain provisions of the Existing Credit Agreement to provide for, amongst other things, (a) modifications to the financial covenant in Section 6.01(a) of the Existing Credit Agreement and (b) certain other modifications and updates to the Existing Credit Agreement as further detailed herein, in each case, subject to the terms and conditions set forth herein. NOW, THEREFORE, in consideration of the covenants and agreements contained herein, as well as other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows: SECTION 1. Defined Terms. Capitalized terms used but not otherwise defined herein shall have the respective meanings assigned to such terms in the Amended Credit Agreement. SECTION 2. Amendments. Effective as of the Second Amendment Effective Date, the Existing Credit Agreement is hereby amended as follows: (a) The definition of “Unrestricted Subsidiary” in Section 1.01 of the Existing Credit Agreement is hereby amended by deleting “Total Leverage Ratio specified in Section 6.01(a)” in clause (a)(ii)(A) and the second clause (b) thereof and replacing it, in each case, with “Total Leverage Ratio or the First Lien Leverage Ratio specified in Section 6.01(a), as applicable”. (b) Section 6.01(a) of the Existing Credit Agreement is hereby amended and restated in its entirety as follows: “(a) Maximum Total Leverage Ratio and Maximum First Lien Leverage Ratio Prior to the Covenant Conversion Date. (i) On June 30, 2020, Livent shall maintain on the last day of such Fiscal Quarter a Total Leverage Ratio of not more than a ratio of 6.00 to 1.00 and (ii) commencing on September 30, 2020 and ending on the last day of each Fiscal Quarter prior to the Covenant Conversion Date, Livent shall maintain on the last day of each such Fiscal Quarter a First Lien Leverage Ratio of not more than a ratio of 3.50 to 1.00.” WEIL:\97565528\4\35899.0596

(c) Section 6.02 of the Existing Credit Agreement is hereby amended by deleting “Total Leverage Ratio” in clause (a)(iii)(A)(x) thereof and replacing it with “Total Leverage Ratio or the First Lien Leverage Ratio, as applicable”. (d) Footnote 4 in Section 6 of Exhibit G (Form of Compliance Certificate) of the Existing Credit Agreement is hereby amended by deleting it in its entirety and replacing it with “Include financial data and calculations for the Total Leverage Ratio or the First Lien Leverage Ratio, as applicable.” SECTION 3. Representations and Warranties. Each Loan Parties hereby represent and warrant to the Lenders on the Second Amendment Effective Date that: (a) The execution, delivery and performance by each Loan Party of this Amendment and the consummation of the transactions contemplated hereby: (i) are within such Loan Party’s corporate, limited liability company, partnership or other powers; (ii) have been duly authorized by all necessary action, including the consent of shareholders, partners and members where required; (iii) do not and will not contravene such Loan Party’s or any other Restricted Subsidiaries’ respective Constituent Documents, violate any other Requirement of Law applicable to such Loan Party or any other Restricted Subsidiary (including the Margin Regulations), or any order or decree of any Governmental Authority or arbitrator applicable to such Loan Party or any other Restricted Subsidiary, conflict with or result in the breach of, or constitute a default under, or result in or permit the termination or acceleration of, any Contractual Obligation of such Loan Party or any other Restricted Subsidiary, or result in the creation or imposition of any Lien upon any property of such Loan Party or any other Restricted Subsidiary; and (iv) do not require the consent of, authorization by, approval of, notice to, permit from or filing or registration with, any Governmental Authority or any other Person, other than those that have been or will be, prior to the Second Amendment Effective Date, obtained or made, and each of which on the Second Amendment Effective Date will be in full force and effect. (b) This Agreement has been duly executed and delivered by each Loan Party. This Agreement is the legal, valid and binding obligation of each Loan Party, enforceable against such Loan Party in accordance with its terms. (c) Immediately prior to and after giving effect to the terms, conditions, and provisions of this Amendment, no Default or Event of Default exists. (d) The representations and warranties contained in the Loan Documents are correct in all material respects (except any representations and warranties that are qualified by materiality, which shall be true and correct in all respects) with the same effect as though made on and as of such date, other than any such representations or warranties that, by their terms, refer to an earlier date, such representations and warranties are true and correct as of such earlier date. - 2 - WEIL:\97565528\4\35899.0596

SECTION 4. Conditions to Effectiveness of this Amendment. The effectiveness of this Amendment is subject to the satisfaction (or waiver in writing by the Administrative Agent (at the direction of the Required Lenders)) of the following conditions precedent (the date on which such conditions are satisfied or waived being referred to herein as the “Second Amendment Effective Date”): (a) This Amendment, duly executed and delivered by each of the Borrowers, the Guarantors and the Lenders (which together constitute the Required Lenders). (b) Immediately prior to and after giving effect to the terms, conditions, and provisions of this Amendment, no Default or Event of Default exists. (c) The representations and warranties contained in this Amendment and the other Loan Documents are correct in all material respects (except any representations and warranties that are qualified by materiality, which shall be true and correct in all respects) with the same effect as though made on and as of such date, other than any such representations or warranties that, by their terms, refer to an earlier date, such representations and warranties are true and correct as of such earlier date. SECTION 5. Effect on Loan Documents. (a) On and after the effectiveness of this Amendment, each reference in the Existing Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import shall mean and be a reference to the Amended Credit Agreement and each reference in any other Loan Document to “the Credit Agreement” shall mean and be a reference to the Amended Credit Agreement. (b) Except as specifically amended hereby, all Loan Documents shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. (c) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of the Loan Documents or in any way limit, impair or otherwise affect the rights and remedies of the Administrative Agent or the Lenders under the Loan Documents, except as provided herein. (d) The Borrowers and the other parties hereto acknowledge and agree that, on and after the effective date of this Amendment, this Amendment shall constitute a Loan Document for all purposes of the Amended Credit Agreement. SECTION 6. Applicable Law; Waiver of Right; Trial by Jury; Jurisdiction. THIS AMENDMENT, AND ALL CLAIMS OR CAUSES OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) THAT MAY BE BASED UPON, ARISE OUT OF OR RELATE IN ANY WAY TO THIS AMENDMENT, THE EXECUTION OR PERFORMANCE OF THIS AMENDMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO ANY PRINCIPLE OF CONFLICTS OF LAW THAT COULD REQUIRE THE APPLICATION OF ANY OTHER LAW. The jurisdiction and waiver of right to trial by jury provisions in Sections 9.12 and 9.13 of the Existing Credit Agreement are incorporated herein by reference, mutatis mutandis. - 3 - WEIL:\97565528\4\35899.0596

SECTION 7. Miscellaneous. (a) This Amendment shall be binding upon and inure to the benefit of the Loan Parties and their respective successors and permitted assigns, and upon the Administrative Agent and the Lenders and their respective successors and permitted assigns. (b) The illegality or unenforceability of any provision of this Amendment or any instrument or agreement required hereunder shall not in any way affect or impair the legality or enforceability of the remaining provisions of this Amendment or any instrument or agreement required hereunder. (c) This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by telecopy or other electronic imaging (including in .pdf format) means shall be effective as delivery of a manually executed counterpart of this Amendment. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to any document to be signed in connection with this Amendment and the transactions contemplated hereby or thereby shall be deemed to include Electronic Signatures (a defined below), deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act. For the purposes of the foregoing, “Electronic Signature” means an electronic sound, symbol, or process attached to, or associated with, a contract or other record and adopted by a Person with the intent to sign, authenticate or accept such contract or record. (d) Section headings herein are included for convenience of reference only and shall not affect the interpretation of this Amendment. SECTION 8. Reaffirmation. Each of the Loan Parties signatory hereto as debtor, grantor, pledgor, guarantor, assignor, or in any other similar capacity in which such Loan Party grants liens or security interests in its property or otherwise acts as accommodation party or guarantor, as the case may be, hereby (a) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, under each of the Loan Documents to which it is a party (after giving effect hereto) and (b) to the extent such Loan Party granted liens on or security interests in any of its property pursuant to any such Loan Document as security for or otherwise guaranteed the Obligations under or with respect to the Loan Documents, ratifies and reaffirms such guarantee and grant of security interests and liens and confirms and agrees that such security interests and liens hereafter secure all of the Obligations as amended hereby. Each of the Loan Parties signatory hereto hereby consents to this Amendment and acknowledges that each of the Loan Documents (as amended herby) remains in full force and effect and is hereby ratified and reaffirmed. The execution of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or Lenders, constitute a waiver of any provision of any of the Loan Documents or serve to effect a novation of the Obligations. [Remainder of page intentionally left blank.] - 4 - WEIL:\97565528\4\35899.0596

IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Amendment as of the date first above written. LIVENT CORPORATION, as Borrower By: Name: Gilberto Antoniazzi Title: Vice President, Chief Financial Officer and Treasurer FMC LITHIUM USA CORP., as Borrower By: Name: Gilberto Antonazzi Title: Vice President and Chief Financial Officer [SIGNATURE PAGE TO SECOND AMENDMENT TO CREDIT AGREEMENT]

FMC ASIA-PACIFIC, INC., as Guarantor By: Name: Gilberto Antoniazzi Title: President FMC LITHIUM OVERSEAS LTD., as Guarantor By: Name: Gilberto Antoniazzi Title: President and Treasurer [SIGNATURE PAGE TO SECOND AMENDMENT TO CREDIT AGREEMENT]

CITIBANK, N.A., as Administrative Agent and a Lender By: ___________________________________ Name: Michael Vondriska Title: Vice President [SIGNATURE PAGE TO SECOND AMENDMENT TO CREDIT AGREEMENT]

Goldman Sachs Bank USA, as Lender By: Name: Title: [SIGNATURE PAGE TO SECOND AMENDMENT TO CREDIT AGREEMENT] WEIL:\97565528\4\35899.0596

SUMITOMO MITSUI BANKING CORPORATION, as Lender By: Name: Jun Ashley Title: Director [SIGNATURE PAGE TO SECOND AMENDMENT TO CREDIT AGREEMENT]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Lender By: Name: Nupur Kumar Title: Authorized Signatory By: Name: Jessica Gavarkovs Title: Authorized Signatory [SIGNATURE PAGE TO SECOND AMENDMENT TO CREDIT AGREEMENT]

JPMORGAN CHASE BANK, N.A., as Lender By: Name: James A. Knight Title: Executive Director [SIGNATURE PAGE TO SECOND AMENDMENT TO CREDIT AGREEMENT] WEIL:\97565528\3\35899.0596